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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 14, 1997



                         Commission File Number: 0-18976


                          CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



              Delaware                                  94-3121462
   (State or other jurisdiction             (I.R.S. Employer Identification No.)
of incorporation or organization)



              3055 Patrick Henry Drive, Santa Clara, CA 95054-1815 (Address of principal executive offices and zip code)


                  Registrant's Telephone Number: (408) 988-2500



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ITEM 5.       OTHER EVENTS

       On May 14, 1997, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced fiscal year-end financial results. Further details regarding this announcement are contained in the Company's news release dated May 14, 1997, attached as exhibit hereto and incorporated by reference herein.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)    EXHIBITS

Exhibit 21   Celtrix Pharmaceuticals, Inc. News Release dated May 14, 1997.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





















                              CELTRIX PHARMACEUTICALS, INC. (Registrant)


Date:  May 15, 1997           By: /s/ MARY ANNE RIBI
                              ----------------------
                              Mary Anne Ribi
                              Vice President, Finance & Administration
                              and Chief Financial Officer (Duly
                              authorized principal financial and
                              accounting officer)



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                          CELTRIX PHARMACEUTICALS, INC.
                                INDEX TO EXHIBITS


      Exhibit Number
      --------------
      Exhibit 21         Celtrix Pharmaceuticals, Inc. Press Release
                         dated May 14, 1997.